Quarterly Holdings Report
for
Fidelity® SAI U.S. Quality Index Fund
April 30, 2024

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
SV4-NPRT3-0624
1.9867677.108
Common Stocks - 99.8%
	Shares	Value ($)
COMMUNICATION SERVICES - 12.8%
Interactive Media & Services - 12.2%
Alphabet, Inc. Class A	5,696,805	927,325,918
Meta Platforms, Inc. Class A	1,375,471	591,686,360
		1,519,012,278
Media - 0.6%
The Trade Desk, Inc. (a)	822,522	68,145,948
TOTAL COMMUNICATION SERVICES		1,587,158,226
CONSUMER DISCRETIONARY - 6.1%
Broadline Retail - 0.8%
Amazon.com, Inc. (a)	272,324	47,656,700
eBay, Inc.	973,569	50,177,746
		97,834,446
Hotels, Restaurants & Leisure - 2.6%
Booking Holdings, Inc.	65,449	225,931,911
Wingstop, Inc.	55,178	21,231,943
Yum! Brands, Inc.	516,582	72,967,208
		320,131,062
Household Durables - 0.7%
Garmin Ltd.	282,360	40,792,549
NVR, Inc. (a)	5,963	44,357,863
		85,150,412
Specialty Retail - 1.7%
AutoZone, Inc. (a)	33,079	97,794,756
O'Reilly Automotive, Inc. (a)	110,979	112,450,582
		210,245,338
Textiles, Apparel & Luxury Goods - 0.3%
Deckers Outdoor Corp. (a)	48,268	39,505,910
TOTAL CONSUMER DISCRETIONARY		752,867,168
CONSUMER STAPLES - 5.9%
Beverages - 3.6%
The Coca-Cola Co.	7,299,087	450,864,604
Household Products - 1.1%
Colgate-Palmolive Co.	1,544,526	141,972,830
Tobacco - 1.2%
Altria Group, Inc.	3,317,725	145,349,532
TOTAL CONSUMER STAPLES		738,186,966
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Texas Pacific Land Corp. (b)	32,971	19,001,187
FINANCIALS - 10.3%
Banks - 0.3%
First Citizens Bancshares, Inc.	22,310	37,631,616
Capital Markets - 0.9%
Ameriprise Financial, Inc.	189,829	78,169,684
LPL Financial	141,854	38,177,167
		116,346,851
Financial Services - 8.5%
Apollo Global Management, Inc.	819,781	88,847,865
Equitable Holdings, Inc.	596,855	22,029,918
MasterCard, Inc. Class A	1,027,847	463,764,566
Visa, Inc. Class A	1,780,917	478,372,115
		1,053,014,464
Insurance - 0.6%
Erie Indemnity Co. Class A	46,788	17,903,896
Kinsale Capital Group, Inc. (b)	41,296	15,000,772
Lincoln National Corp.	318,261	8,678,977
Marsh & McLennan Companies, Inc.	164,806	32,867,261
		74,450,906
TOTAL FINANCIALS		1,281,443,837
HEALTH CARE - 17.2%
Biotechnology - 6.4%
AbbVie, Inc.	2,646,522	430,430,338
Regeneron Pharmaceuticals, Inc. (a)	196,782	175,265,856
Vertex Pharmaceuticals, Inc. (a)	475,810	186,902,926
		792,599,120
Health Care Equipment & Supplies - 1.4%
Edwards Lifesciences Corp. (a)	1,120,721	94,891,447
IDEXX Laboratories, Inc. (a)	155,878	76,810,443
		171,701,890
Health Care Technology - 0.4%
Veeva Systems, Inc. Class A (a)	274,171	54,439,394
Life Sciences Tools & Services - 0.5%
Medpace Holdings, Inc. (a)	43,743	16,987,594
Mettler-Toledo International, Inc. (a)	40,676	50,019,277
		67,006,871
Pharmaceuticals - 8.5%
Johnson & Johnson	3,016,065	436,092,838
Merck & Co., Inc.	3,688,316	476,604,194
Zoetis, Inc. Class A	861,231	137,142,424
		1,049,839,456
TOTAL HEALTH CARE		2,135,586,731
INDUSTRIALS - 7.5%
Air Freight & Logistics - 0.2%
Expeditors International of Washington, Inc.	272,655	30,349,228
Building Products - 0.2%
A.O. Smith Corp.	230,408	19,086,999
Commercial Services & Supplies - 0.8%
Cintas Corp.	159,431	104,959,805
Machinery - 2.1%
Allison Transmission Holdings, Inc.	167,861	12,346,177
Graco, Inc.	316,622	25,393,084
Illinois Tool Works, Inc.	513,621	125,380,022
Otis Worldwide Corp.	767,710	70,015,152
Snap-On, Inc.	94,787	25,399,125
		258,533,560
Professional Services - 2.9%
Automatic Data Processing, Inc.	771,548	186,629,746
Paychex, Inc.	603,081	71,652,054
Paycom Software, Inc.	92,003	17,294,724
Paylocity Holding Corp. (a)(b)	81,143	12,590,148
Robert Half, Inc.	197,411	13,648,997
Verisk Analytics, Inc.	267,364	58,274,657
		360,090,326
Trading Companies & Distributors - 1.3%
Fastenal Co.	1,071,888	72,824,071
MSC Industrial Direct Co., Inc. Class A	86,974	7,935,508
W.W. Grainger, Inc.	82,039	75,586,633
		156,346,212
TOTAL INDUSTRIALS		929,366,130
INFORMATION TECHNOLOGY - 38.8%
Communications Equipment - 0.6%
Arista Networks, Inc. (a)	261,486	67,086,848
IT Services - 0.2%
VeriSign, Inc. (a)	166,627	28,239,944
Semiconductors & Semiconductor Equipment - 17.6%
Applied Materials, Inc.	1,245,284	247,375,667
Broadcom, Inc.	411,845	535,509,698
KLA Corp.	254,989	175,761,368
Lam Research Corp.	247,223	221,118,723
Lattice Semiconductor Corp. (a)(b)	254,109	17,431,877
NVIDIA Corp.	1,145,560	989,786,751
		2,186,984,084
Software - 12.1%
Adobe, Inc. (a)	804,931	372,546,215
Autodesk, Inc. (a)	394,014	83,865,880
Cadence Design Systems, Inc. (a)	510,349	140,667,495
Check Point Software Technologies Ltd. (a)	173,376	25,905,842
CommVault Systems, Inc. (a)	82,147	8,417,603
Dolby Laboratories, Inc. Class A	109,792	8,526,447
Fair Isaac Corp. (a)	46,360	52,541,179
Fortinet, Inc. (a)	1,195,605	75,538,324
Manhattan Associates, Inc. (a)	115,487	23,797,251
Microsoft Corp.	1,371,264	533,874,213
Palo Alto Networks, Inc. (a)	583,046	169,602,251
Qualys, Inc. (a)	69,003	11,310,282
		1,506,592,982
Technology Hardware, Storage & Peripherals - 8.3%
Apple, Inc.	6,034,627	1,027,878,012
TOTAL INFORMATION TECHNOLOGY		4,816,781,870
MATERIALS - 0.3%
Chemicals - 0.2%
CF Industries Holdings, Inc.	355,708	28,090,261
Metals & Mining - 0.1%
Royal Gold, Inc. (b)	123,229	14,803,500
TOTAL MATERIALS		42,893,761
REAL ESTATE - 0.7%
Equity Real Estate Investment Trusts (REITs) - 0.7%
Simon Property Group, Inc.	611,977	86,001,128
TOTAL COMMON STOCKS (Cost $8,221,879,760)		12,389,287,004

U.S. Treasury Obligations - 0.0%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.3% 5/23/24 (d) (Cost $1,993,601)	2,000,000	1,993,547

Money Market Funds - 0.5%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (e)	34,961,266	34,968,259
Fidelity Securities Lending Cash Central Fund 5.39% (e)(f)	24,786,546	24,789,025
TOTAL MONEY MARKET FUNDS (Cost $59,757,284)		59,757,284

TOTAL INVESTMENT IN SECURITIES - 100.3% (Cost $8,283,630,645)	12,451,037,835
NET OTHER ASSETS (LIABILITIES) - (0.3)% (g)	(39,525,142)
NET ASSETS - 100.0%	12,411,512,693

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini NASDAQ 100 Index Contracts (United States)	63	Jun 2024	22,139,775	(551,654)	(551,654)

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,993,547.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.
(g)	Includes $150,732 of cash collateral to cover margin requirements for futures contracts.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	26,917,616	996,166,820	988,116,242	927,645	65	-	34,968,259	0.1%
Fidelity Securities Lending Cash Central Fund 5.39%	24,275,950	238,456,422	237,943,347	8,519	-	-	24,789,025	0.1%
Total	51,193,566	1,234,623,242	1,226,059,589	936,164	65	-	59,757,284

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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